UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 27, 2026

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered:
Common Stock, No Par Value	FBNC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

First Bancorp

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 27, 2026, First Bancorp (the “Company”), the parent company of First Bank announced that Mary Clara Capel has retired as a director of the Board of Directors of the Company, and as a director of the Board of Directors of First Bank effective January 27, 2026. Ms. Capel’s retirement was not the result of any disagreement between the Company and Ms. Capel concerning any matters relating to the Company’s operations, policies or practices.

A copy of First Bancorp’s Press Release making this announcement is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On January 27, 2026, the Company announced that the Board of Directors of the Company has authorized the Company’s management to implement a stock repurchase plan for up to $40.0 million of the Company’s outstanding Common Stock. Repurchases under the plan may be made in the open market, in privately negotiated transactions or otherwise, subject to the terms of the plan, market conditions and other factors. Open market purchases will be made within the pricing, volume and other requirements of Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended.

The plan does not obligate the Company to acquire any particular amount of its Common Stock. The plan is valid through January 27, 2027 and may be extended, modified, suspended or discontinued at any time.

ITEM 8.01 – OTHER EVENTS

On January 27, 2026, the Company reported that its board of directors had approved a cash dividend on its common stock of $0.24 per share payable on April 24, 2026 to shareholders of record as of March 31, 2026. This represents an increase over the prior dividend amount of $0.23 per share.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 – News Release dated January 27, 2026

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

January 27, 2026	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

4